UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California     90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CATY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cathay General Bancorp 2005 Incentive Plan, As Amended and Restated

The Board of Directors of Cathay General Bancorp (the “Company”) previously approved, subject to stockholder approval, the Cathay General Bancorp 2005 Incentive Plan, As Amended and Restated (the “Plan”), which made certain changes to the existing equity plan and increased the number of shares of the Company’s common stock authorized for issuance under the Plan by 1,724,538 shares. At the Company’s 2025 Annual Meeting of Stockholders, the Company’s stockholders approved the Plan, which shall be effective as of May 12, 2025.

A summary of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2025. The summary and the description above of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2025, the Company held its Annual Meeting of Stockholders at which the stockholders voted upon (i) the election of four Class II directors to serve until the 2028 annual meeting of stockholders, (ii) the approval of the Company’s 2005 Incentive Plan, as Amended and Restated, (iii) an advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

The stockholders elected all four Class II director nominees, approved the Company’s 2005 Incentive Plan, as Amended and Restated, the advisory (non-binding) resolution to approve the Company’s executive compensation disclosed in the proxy statement, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

On the record date of March 20, 2025, there were 70,004,272 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such matter voted upon, as applicable, are set forth below.

Election of Directors

Nominee	Class	For	Against	Abstain	Broker Non-Votes
Dunson K. Cheng	II	47,843,780	3,380,961	42,068	6,208,877
Chang M. Liu	II	50,254,826	970,023	41,960	6,208,877
Shally Wang	II	49,055,126	2,167,892	43,791	6,208,877
Elizabeth Woo	II	49,347,158	1,875,977	43,674	6,208,877

Proposal to Approve Our 2005 Incentive Plan, as Amended and Restated

For	Against	Abstain	Broker Non-Votes
48,697,079	2,481,806	87,924	6,208,877

Advisory (Non-Binding) Vote to Approve Our Executive Compensation

For	Against	Abstain	Broker Non-Votes
46,513,416	4,637,322	116,071	6,208,877

Proposal to Ratify the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for the 2025 Fiscal Year

For	Against	Abstain	Broker Non-Votes
56,456,002	978,492	41,192	N/A

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

10.1	Cathay General Bancorp 2005 Incentive Plan, As Amended and Restated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2025
CATHAY GENERAL BANCORP

By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and Chief Financial Officer